UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – October 15, 2014
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 15, 2014, Allegion plc (the “Company”) entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) to amend and restate its existing Credit Agreement (the “Credit Agreement”), dated as of November 26, 2013, by and among the Company, Allegion US Holding Inc., the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. The terms of the amended and restated Credit Agreement are substantially consistent with the terms of the Credit Agreement, subject to certain changes, including:
(i) the designation of the Company as the primary borrower under the Credit Agreement and Allegion US Holding Inc. as the co-borrower;
(ii) an increase of the aggregate principal amount of the term loan A facility to $975.0 million and the repayment of the existing term loan A facility and term loan B facility from the proceeds of the new term loan A Facility;
(iii) a reduction of the applicable margin for LIBOR rate borrowings to range from 1.50% to 2.00% (from 1.75% to 2.25%) and the applicable margin for base rate borrowings to range from 0.50% to 1.00% (from 0.75% to 1.25%), in each case depending on the corporate credit or family rating;
(iv) a decrease of the unused commitment fee payable on the undrawn portion of the revolving credit facility to 0.20% to 0.30% from 0.25% to 0.35%;
(v) an extension of the maturity date of the revolving facility and the term loan A facility from September 27, 2018 to October 15, 2019; and
(vi) changes to certain restrictive covenants to provide the Company with additional flexibility under the terms of the Credit Agreement.
The revolving credit facility under the amended and restated Credit Agreement continues to permit borrowings in an amount equal to $500.0 million, of which up to $100.0 million is available for the issuance of letters of credit, and including a swingline facility in an amount equal to $50.0 million. The new term loan A facility will amortize in quarterly installments equal to 1.25% of the original principal amount of the term loan A facility during the first nine calendar quarters after the date of the Amendment and Restatement Agreement and 2.5% of the original principal amount of the term loan A facility thereafter. The first installment is due on December 31, 2014.
This summary is qualified in its entirety by reference to the Amendment and Restatement Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Amendment and Restatement Agreement by and among Allegion plc, as the Borrower, Allegion US Holding Company Inc., as the Co-Borrower, the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, dated October 15, 2014.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date	October 16, 2014	/s/ S. Wade Sheek
S. Wade Sheek Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment and Restatement Agreement by and among Allegion plc, as the Borrower, Allegion US Holding Company Inc., as the Co-Borrower, the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, dated October 15, 2014.